UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2023

Ollie's Bargain Outlet Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37501	80-0848819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6295 Allentown Boulevard Suite 1 Harrisburg, Pennsylvania	17112
(Address of Principal Executive Offices)	(Zip Code)

(717) 657-2300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OLLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2023, the Board of Directors (the “Board”) of Ollie’s Bargain Outlet Holdings, Inc., a Delaware corporation (NASDAQ: OLLI) (the “Company”) fixed the number of directors at nine (9), appointed Mary Baglivo as a member of the Board as an independent director, and appointed Ms. Baglivo to serve on the Nominating and Corporate Governance Committee, each effective immediately.

The Board reviewed and discussed the qualifications of Ms. Baglivo as a director nominee, and determined that Ms. Baglivo qualifies as an “independent director” under the Nasdaq Stock Market Rules, Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and as set forth in its Corporate Governance Guidelines and Principles.

Ms. Baglivo currently serves as the chief executive officer of the Baglivo Group, a strategy consulting company. She has extensive knowledge and experience in the fields of global marketing, advertising, consumer branding, market research, public relations, crisis communications, and strategic planning. She has held chief marketing officer roles at several universities, including Northwestern, Rutgers, and Pace. Ms. Baglivo previously served as chair and chief executive officer, the Americas at Saatchi & Saatchi Worldwide from 2008 to 2013, and chief executive officer, New York from 2004 to 2008. Prior to joining Saatchi & Saatchi, she was president of Arnold Worldwide from 2002 to 2004 and chief executive officer of Panoramic Communications from 2001 to 2002. Ms. Baglivo currently serves as a director of Host Hotels and Resorts and Urban Edge Properties. Ms. Baglivo previously served as a director of Ruth’s Hospitality Group until July 2023 and PVH until June 2021.

The Company will enter into an indemnification agreement with Ms. Baglivo. The terms of Ms. Baglivo’s indemnification agreement with the Company are described in the Company’s Registration Statement on Form S-1 (File No. 333-204942) and a form of such agreement was filed as Exhibit 10.9.1 to the registration statement.

A copy of the Company’s press release issued on December 1, 2023 announcing the appointment is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this report:

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release issued on December 1, 2023 of Ollie’s Bargain Outlet Holdings, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

Date: December 1, 2023	By:	/s/ James J. Comitale
Name: James J. Comitale
Title: Senior Vice President, General Counsel & Corporate Secretary

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